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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

FORM 8-K

[ x ]    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)     March 18, 2003
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         Commission file number   333-76723
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                                 SIMMONS COMPANY
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             (Exact name of registrant as specified in its charter)

            Delaware                                     13-3875743
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  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)


One Concourse Parkway, Suite 800, Atlanta, Georgia                30328-6188
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    (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code            (770) 512-7700
                                                     ---------------------------




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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 18, 2004, the Company issued a press release reporting its fourth quarter and full year 2003 results of operations. The press release is furnished as Exhibit 99.1.

As provided in General Instruction B.6 of Form 8-K, the information and exhibits contained in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

         c)   Exhibits

                99.1        Press release dated as of March 18, 2004.





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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                 SIMMONS COMPANY

By:           /s/ William S. Creekmuir
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                  William S. Creekmuir
         Executive Vice President and Chief Financial Officer

Date:    March 24, 2004


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                                  EXHIBIT INDEX

Exhibit
Number                     Exhibit Name
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99.1             Press release dated as of March 18, 2004.